EXHIBIT 10.2

2009 INTERNATIONAL BANCSHARES CORPORATION

LONG-TERM RESTRICTED STOCK UNIT PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Award Agreement”) dated as of the          day of            , 2009 (the “Grant Date”) by and between International Bancshares Corporation, a Texas corporation (the “Company”) and                                            (the “Participant”).

WHEREAS, the Board of Directors of the Company has adopted the 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan (the “Plan”);

WHEREAS, the Plan is incorporated by reference herein, and unless otherwise defined herein, capitalized terms shall have the meaning given such terms in the Plan;

WHEREAS, a copy of the Plan has been previously provided to the Participant; and

WHEREAS, the Committee, appointed by the Board of Directors of the Company to administer the Plan, has decided to award Participant Restricted Stock Units contingent upon vesting and subject to other terms and conditions set forth in the Company’s Plan and this Award Agreement;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.                                      Restricted Stock Unit Award.

The maximum value of Awards granted each fiscal year may not exceed one third of the Participant’s Annual Compensation, as defined herein, for that fiscal year (that is, not using the look-back method for the prior year) (the “Maximum Value”), and as required under the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, and as further amended from time to time (collectively the “Act”), and any rules, regulations, programs, and interpretations promulgated thereunder, including the TARP Standards for Compensation and Corporate Governance; Interim Final Rule (the “Rule”).  The maximum number of Restricted Stock Units granted under this Award Agreement shall be no more than the Maximum Value divided by the Fair Market Value of the Stock on the trading day prior to the Grant Date.  The Committee shall reduce any Awards that exceed 1/3 of the Participant’s Annual Compensation as determined for that fiscal year.

2.                                      Grant of Restricted Stock Unit Award.  The Company hereby grants to the Participant the equivalent of $                           worth of Restricted Stock Units, which divided by the Fair Market Value of the Stock on the trading day prior to the Grant Date of $             represents                             Restricted Stock Units (the “Award”).  This grant must be made in accordance with the Plan and the terms and conditions set forth herein, and the value of the Award may not exceed the Maximum Value.

All or any portion of the Award may be cancelled or amended without notice to or approval by the Participant by action of the Committee in its sole discretion.

3.                                      Vesting.  The Restricted Stock Units will vest at the earliest to occur of the following dates:

a.                                       100% following two years of continued performance of substantial services from Grant Date; or

b.                                      100% as of the date of the Participant’s death; or

c.                                       100% as of the date on which Participant is Disabled; or

d.                                      100% as of the date of a Change in Control.

In accordance with the Act and the Rule, the Participant is required to, and shall automatically be deemed to, forfeit all Restricted Stock Units granted hereunder if the Participant fails to perform substantial services for the Company for at least two years from the Grant Date, other than due to death, Disability, or a Change in Control.

4.                                      Distribution Limitations.  Each Restricted Stock Unit will be paid in cash.  Restricted Stock Units will be distributed on the later of vesting of the Award or the repayment of financial assistance under the Troubled Asset Relief Program (“TARP”) as provided below (the “Settlement Date”).  The amount to be paid will be equal to the number of vested Restricted Stock Units multiplied by the Fair Market Value of one share of Stock on the Settlement Date.

If all financial assistance under TARP is paid by the date of vesting, the payments will be made in cash no later than 2 ½ months following the Settlement Date in order to comply with the short-term deferral exception to Section 409A of the Code provided for in Treasury Regulation Section 1.409A-1(b)(4).  However, should all financial assistance under TARP not be repaid by the date of vesting, then pursuant to the Preamble to the Rule, the Restricted Stock Unit will be paid promptly upon the repayment of all financial assistance received under TARP, but in no event later than 30 days after the TARP period ends, as provided for under the Rule.

In accordance with the Act and the Rule, notwithstanding any vesting described above or any other term of the Plan or this Award Agreement, no Restricted Stock Units granted under this award shall be payable earlier than the following schedule (except as necessary to reflect a merger or acquisition of the TARP recipient):

a.                                       25% of the Restricted Stock Units at the time the Company repays 25% of the aggregate financial assistance received by the Company under TARP;

b.                                      An additional 25% of the Restricted Stock Units at the time the Company repays 50% of the aggregate financial assistance received by the Company under TARP;

c.                                       An additional 25% of the Restricted Stock Units at the time the Company repays 75% of the aggregate financial assistance received by the Company under TARP; and

d.                                      An additional 25% of the Restricted Stock Units at the time the Company repays 100% of the aggregate financial assistance received by the Company under TARP.

5.                                      Annual Compensation.  Annual Compensation means the definition in the Rule, which provides that the dollar value for total compensation for the applicable fiscal year as determined pursuant to Item 402(a) of Regulation S–K under the Federal securities laws (17 CFR 229.402(a)). Accordingly, for this purpose the amounts required to be disclosed pursuant to paragraph (c)(2)(viii) of Item 402(a) of Regulation S–K (actuarial increases in pension plans and above market earnings on deferred compensation) are not required to be included in Annual Compensation.  For purposes of this paragraph, in determining an employee’s Annual Compensation, all equity-based compensation granted in fiscal years ending after June 15, 2009 will only be included in the calculation in the year in which it is granted at its total fair market value on the grant date, and all equity-based compensation granted in fiscal years ending prior to June 15, 2009 will not be included in the calculation of Annual Compensation for any subsequent fiscal year. For purposes of this paragraph, in determining the value of the grant of long-term restricted stock, as defined in the Rule, the long-term restricted stock granted in accordance with this paragraph will only be included in the calculation in the year in which the restricted stock is granted at its total fair market value on the grant date.

6.                                      Voting Rights and Dividend Equivalents.  No Restricted Stock Unit will include any rights to receive dividends, dividend equivalents, or voting rights.

7.                                      Restrictions.  No Restricted Stock Unit, nor any interest or right therein, may be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered. If Participant is deceased at the time Restricted Stock Units are distributed, the Company will make such payment pursuant to a beneficiary designation, attached as Exhibit A.  In the absence of any such designation, payment will be made to the executor or administrator of Participant’s estate or to Participant’s other legal representative as determined in good faith by the Company.

Notwithstanding anything in the Award Agreement, the Company will not be required to comply with any term or condition of the Award Agreement if and to the extent prohibited by law, including but not limited to the Act, Rule, federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over the Company or any of its Subsidiaries.

8.                                      Section 409A of the Code.  It is the intention of the parties that the Plan, this Award Agreement, and the awards and distributions made pursuant to the Award Agreement will not be subject to Section 409A of the Code.  Distribution payments under this plan are intended to comply with the short-term deferral exception to Section 409A of the Code provided for in Treasury Regulation Section 1.409A-1(b)(4).  To the extent, if any, that Section 409A of the Code is applicable to the Award Agreement, the Award Agreement will be administered by the Company in a manner consistent with this intent to comply with Section 409A of the Code.

Awards are structured as to meet U.S. Department of Treasury guidance provided in the Preamble to the Rule, which provides that no violation of 409A will occur, and a payment that otherwise would have been a short-term deferral under Internal Revenue Code Section 409A regulations will not be treated as a payment of deferred compensation if the payment is made promptly following the first date upon which the payment could be made without violating the terms of the TARP recipient’s agreement with the U.S. Department of Treasury.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A of the Code, Participant agrees that the Company may, without the consent of Participant, modify the Award Agreement and the awards made pursuant to this Award Agreement to the extent and in the manner the Company deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that the Company deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A of the Code or to provide such payments or benefits in a manner that complies with the provisions of Section 409A of the Code such that the Participant will not be subject to interest and excise taxes thereunder.

9.                                      Incorporation of Plan Terms.  This Award and Award Agreement are subject to the provisions of the Plan. If the Plan and this Award Agreement are inconsistent, the provisions of the Award will control, except to the extent the inconsistent provision in the Award Agreement would broaden the Award in a manner beyond the scope of the Plan.  Such terms and conditions of the Plan are incorporated into and made part of this Award Agreement by reference.  Interpretations of the Plan and this Award Agreement by the Committee are binding on the Participant and the Company.

10.                                Clawback.  Any bonus, commission, or other compensation received, including but not limited to payments made to Participant under the Plan and an Award, are subject to recovery, or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria in accordance with the Act and the Rule.  In addition, Participant acknowledges that all Company executive compensation plans may be amended as necessary to comply with the requirements and/or limitations under the Act and the Rule, or any other federal requirements up to and including a revocation of this Award.

11.                                Notices.  Any notices given in connection with this Award Agreement shall, if issued to Participant, be delivered to Participant’s current address on file with the Company, or if issued to the Company, be delivered to the Company’s principal offices.

12.                                Execution of Receipts and Releases.  Any payment of cash or any transfer of property to Participant or to Participant’s Beneficiaries in accordance with the provisions hereof, shall, to the extent hereof, be in full satisfaction of all claims of such persons hereunder.  The Company may require Participant or Participant’s Beneficiaries as a condition precedent to such payment or issuance, to execute a release and receipt therefor in such form as it shall determine.

IN WITNESS WHEREOF, the Company and the Participant have executed this Award Agreement as of the day and year first above written.

INTERNATIONAL BANCSHARES
CORPORATION, a Texas corporation
ATTEST:

By:	By:
Secretary	Name:
Title:

The undersigned Participant represents that he or she has read this Restricted Stock Unit Award Agreement and the 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan and acknowledges that the Award he or she receives is subject to the terms of both.

WITNESS:	PARTICIPANT:

EXHIBIT A

2009 INTERNATIONAL BANCSHARES CORPORATION

LONG-TERM RESTRICTED STOCK UNIT PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

BENEFICIARY DESIGNATION FORM

EMPLOYEE NAME	SOCIAL SECURITY NUMBER

	MARRIED:	SINGLE:
PRESENT MAILING ADDRESS

DATE OF BIRTH:
CITY STATE ZIP CODE

As a participant in the 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan (the “Plan”), you have been provided with information concerning the payment of certain compensation which you are or you may become eligible to receive.  In the event of your death, the Plan will pay your benefits to the beneficiary of your choice.  You may revoke or change this Beneficiary Designation at any time.

I.                                        BENEFICIARY DESIGNATION.  I hereby revoke each prior beneficiary designation executed by me, and hereby designate the following beneficiary (beneficiaries) of any amounts payable under the Plan by reason of my death:

BENEFICIARY DESIGNATION

Understanding the effect of my designation, I hereby designate the following beneficiary(ies) to receive any death benefit that is payable under the Plan:

Primary Beneficiary

Name:	Relationship:

Mailing Address:

Percentage:	Social Security No.:

Primary Beneficiary

Name:	Relationship:

Mailing Address:

Percentage:	Social Security No.:

In the event my named primary beneficiary(ies) fails to survive me or are ineligible to receive the death benefit under the Plan, I designate the following person(s) to be contingent beneficiary(ies), in the percentage designated, to receive the amount to which I am entitled under the Plan upon my death:

Contingent Beneficiary

Name:	Relationship:

Mailing Address:

Percentage:	Social Security No.:

Contingent Beneficiary

Name:	Relationship:

Mailing Address:

Percentage:	Social Security No.:

Contingent Beneficiary

Name:	Relationship:

Mailing Address:

Percentage:	Social Security No.:

If more than one beneficiary of the same class (Primary or Contingent) is designated, but no percentage is specified for one or more such beneficiaries, the beneficiaries will receive payments in equal shares.

If selecting multiple Primary or Contingent Beneficiaries above, please indicate below how such proceeds shall be paid in the event of the death or ineligibility of one of the co-Beneficiaries prior to the death of the Participant:

☐                                   All to the survivor(s) of the multiple Beneficiaries in equal shares.

☐                                   To the personal representative of the estate of the deceased Participant.

☐                                   To the descendant(s) per stirpes of the deceased co-Beneficiary(ies); if no such descendant(s) are living on the death of the Participant, then to the personal representative of the estate of the deceased Participant.

If none of the named beneficiaries (both Primary and Contingent) are living at the date of my death or are eligible to receive the death benefit under the Plan, the amount to which I am entitled under the Plan will be distributed to my spouse, if my spouse is then living or, if not, to my estate.

I understand that I may change my beneficiary designation at any time.

SIGNATURES FOR BENEFICIARY DESIGNATION

Signature of Participant	Print or Type Name

Social Security Number	Date
of Participant

Spousal consent (required if naming a primary beneficiary other than, or in addition to, your spouse):

Signature of Spouse	Print or Type Name

Social Security Number	Date
of Spouse

Please return to:

Participants do not write below this line.

This distribution request has been reviewed and approved.

Administrator Approval	Date Received